                                                                   EXHIBIT 10.10

[GRAPHIC OMMITED]

             AGREEMENT OF SALE FOR HARDWARE AND THIRD PARTY SOFTWARE

                               Date: June 19, 2000

     SELLER                                    PURCHASER
-------------------------------------------------------------------------------
  SER MACROSOFT, INC.                          PINNACLE FINANCIAL PARTNERS
  2523 PRODUCT COURT                           3401 WEST END AVE. SUITE 306
  ROCHESTER HILLS, MI  48309                   NASHVILLE, TN  37203
  PHONE:   (248) 853-5353                      PHONE:   (615) 250-1801
  FAX:     (248) 853-7140                      E-MAIL:  HQ37027@AOL.COM

  ATTN:  DAN SMITH                             ATTN:  HUGH QUEENER

1. SELLER agrees to sell, and the PURCHASER agrees to purchase, the equipment listed below (the "Equipment")



  QTY       PART NO.                      DESCRIPTION                                  PURCHASE PRICE        TOTAL
------------------------------------------------------------------------------------------------------------------------
   1        MSH-xxxx    CHECK, DOCUMENT, AND REPORTS MANAGER DATABASE SERVER-DELL         5,460.00             5,460.00
                        PowerEdge 2400, 667 MHz, 512 MB RAM,  9 GB HD, Windows NT
                        Server(10 users), kbrd, mouse, 15"monitor, CD-ROM, 10/100
                        Base-T NIC,  APC Smart UPS 1400 Watt
   1        MSH-xxxx    DELL 35/70 DLT Tape Drive                                         4,595.00             4,595.00
   1       MSR1518-54   MacroStor 1500 54GB usable -Desktop with (5) 18GB Disks,          7,995.00             7,995.00
                        PCI RAID card, Cable
   1        MSH-4410    Backup Exec V8 CD NT                                                795.00               795.00
   1        MSH-4412    Backup Exec V8 NT SQL Server Option                                 795.00               795.00
   1        MSW-3282    Microsoft SQL Server v7.0 with 10 user licenses                   1,999.00             1,999.00
   1        MSH-5700    Plextor 820T CD Recorder                                            525.00               525.00
   1        MSH-4152    Adaptec 2940 SCSI card with software                                275.00               275.00
   1        MSH-4100    HP 8100 Laser Printer (32ppm)                                     3,299.00             3,299.00
   1        MSH-xxxx    CHECK MANAGER AUTOFILE/STATEMENTS PC - DELL Optiplex GX110        1,160.00             1,160.00
                        Desktop PC: Pentium -Registered Trademark- III processor
                        667MHz, 256K Cache, 64MB, 17" Monitor, 6.4GB Hard Drive,
                        1.44MB Floppy Drive, Keyboard, Mouse, CD-ROM, NIC,
                        Windows 98
   1        MSH-xxxx    DOCUMENT MANAGER SCAN PC - DELL Optiplex GX110 Desktop            1,160.00             1,160.00
                        PC:  Pentium -Registered Trademark- III processor
                        667MHz, 256K Cache, 64MB,  17" Monitor, 6.4GB Hard
                        Drive, 1.44MB Floppy Drive, Keyboard,
                        Mouse, CD-ROM, NIC,  Windows 98
   1        MSH-6050    MacroSoft ISIS Interface Kit - includes SCSI card & cable           395.00               395.00
   1        MSH-0320    Panasonic KV-ss25 Duplex Scanner                                  3,195.00             3,195.00
   2        MSH-6100    MacroSoft Remote Support Kit (includes Carbon Copy32,               400.00               800.00
                        External 56K Modem & cable)
------------------------------------------------------------------------------------------------------------------------
                                                                         EQUIPMENT TOTAL:                    $32,448.00




         PAYMENT SCHEDULE
         1.  10% of Total Upon Placement of the Order                                                         $3,244.80
         2.  10% of Total Upon Preliminary OCC Approval                                                       $3,244.80
         3.  40% of Total Due August 21,2000                                                                 $12,979.20
         4.  40% Upon Installation                                                                           $12,979.20
         EQUIPMENT TOTAL                                                                                     $32,448.00


ANTICIPATED DELIVERY DATE:  60 - 90 DAYS
                            ------------

2.   TERMS OF PAYMENT. Terms of payment are as indicated above.

3. DELIVERY, INSTALLATION AND INSURANCE. SELLER shall deliver and PURCHASER shall accept delivery of the Equipment at the present Equipment location. All transportation, rigging and drayage charges, installation and insurance costs will be paid by PURCHASER.

4. TAXES. In addition to all charges specified in this Agreement, PURCHASER shall pay or reimburse SELLER for all federal, state, local or other taxes not based on SELLER's net income or net worth, including, but not limited to, sales, use, privilege and property taxes, or amounts levied in lieu thereof, based on charges payable under this Agreement or based on the Equipment, its use or any services performed hereunder, whether such taxes are not or hereafter imposed under the authority of any federal, state, local or other taxing jurisdiction. In the event PURCHASER is purchasing for resale, a duly executed resale tax exemption certificate for the state where delivery takes place shall be delivered to SELLER on or before the anticipated delivery date set out above.

5. REMEDIES, RISK OR LOSS, DAMAGES. Failure to pay the purchase price of any Equipment when due shall give SELLER the right, without liability, to repossess that Equipment with or without notice, and to avail itself of any legal remedy. The risk of loss or damage shall be upon the PURCHASER after delivery of the Equipment to the carrier. In the event that PURCHASER fails to pay for the Equipment when due, and SELLER elects to repossess the Equipment, SELLER shall be entitled, at its option, to liquidated damages of twenty percent (20%) of the purchase price of such Equipment and, if it shall so elect, in addition, may recover its actual loss. If the amounts due to SELLER from the PURCHASER hereunder are not paid when due, there shall be added to the amount due to SELLER hereunder a service charge of two percent (2%) of the remaining balance for each month or fraction thereof that said monies are past due, and the amount of all attorney's fees actually incurred by SELLER in collecting such amounts or in repossessing any Equipment.

6. TITLE. SELLER warrants and represents that at the time of delivery it will have good title to the aforementioned Equipment free and clear of all liens and encumbrances of whatever kind and description and that there will exist no liens or property interests against or in such Equipment other than SELLER's. Title to the Equipment is to remain vested in SELLER until the full purchase price thereof shall have been paid.

7. WARRANTY. (a) SELLER passes through to PURCHASER all manufacturer's warranties, if any, which warrant the Equipment against defect in material and workmanship for a period as specified by the manufacturer, from date of original installation under normal use and service. (b) PURCHASER's exclusive remedy for breach of the Equipment warranty above is with the manufacturer, who will either repair of replace, at its option, any item of Equipment which fails during the warranty period because of a defect in workmanship or material during the warranty period (provided PURCHASER has promptly reported the failure to SELLER in writing).

8. LIMITATION OF LIABILITY, DISCLAIMER OR WARRANTIES. SELLER SHALL HAVE NO LIABILITY TO PURCHASER FOR ANY CLAIM, LOSS OR DAMAGE CAUSED OR ALLEGED TO BE CAUSED DIRECTLY, INDIRECTLY, INCIDENTALLY OR CONSEQUENTLY BY THE EQUIPMENT, BY ANY INADEQUACY THEREOF OR DEFICIENCY OR DEFECT THEREIN, BY ANY INCIDENT WHATSOEVER IN CONNECTION THEREWITH, ARISING IN STRICT LIABILITY, NEGLIGENCE OR OTHERWISE, OR IN ANY WAY RELATED TO OR ARISING OUT OF THIS AGREEMENT, DURABILITY AND FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE EQUIPMENT AND EXPRESSLY DISCLAIMS THE SAME.

9. SECURITY INTEREST. SELLER reserves and PURCHASER grants a purchase money security interest in the Equipment in the amount of the purchase price. This interest will be satisfied by payment in full. A copy of this Agreement may be filed with appropriate authorities at any time after signature of the PURCHASER on a financing statement in order to perfect SELLER's security interest. Such filing does not constitute acceptance of this Agreement by SELLER. Prior to payment in full of the purchase price, at the request of SELLER, PURCHASER will execute financing statements satisfactory to SELLER covering the Equipment. PURCHASER will not, and will not attempt to, sell or transfer any of the Equipment prior to payment in full of the purchase price.

10. OPTION TO TERMINATE. In the event the PURCHASER refuses or is unable to accept delivery of the Equipment SELLER shall have the right (a) to terminate this Agreement on five (5) days notice to the PURCHASER, (b) to take immediate possession of the Equipment and (c) to retain and apply all money paid hereunder to the date of said notice toward liquidated damages; and, if it shall so elect, in addition, it may recover its actual losses.

11. SUBSTITUTION. SELLER may substitute comparable equipment for the Equipment shown above if it is in the best interest of both PURCHASER and SELLER to do so. Any such substituted Equipment will meet or exceed the specifications of the Equipment.

12. NON-SPECIFIED FEATURES. If the Equipment delivered contains any features not specified herein, PURCHASER grants SELLER, at SELLER's option and expense, the right to remove or deactivate any such features.

13. APPLICABLE LAW. The laws of the State of Michigan shall govern this Agreement.

14. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the PURCHASER and SELLER with respect to the purchase and sale of the Equipment and any representations or statements not contained in this Agreement shall not be binding upon MACRO as a warranty or otherwise. The foregoing terms and conditions shall prevail notwithstanding any variance with the terms and conditions of any order submitted by the PURCHASER in respect of the Equipment. This Agreement shall not be binding upon SELLER unless signed on its behalf by a duly authorized officer at its principal office in Rochester Hills, Michigan.

ACCEPTED BY PURCHASER:                     ACCEPTED BY SELLER:

PINNACLE FINANCIAL PARTNERS                SER MACROSOFT, INC.

By:    ________________________________    By:   ______________________________

Title: ________________________________    Title:______________________________

Date:  ________________________________    Date: ______________________________

[GRAPHIC OMITTED]

2523 PRODUCT COURT                                                (248) 853-5353
ROCHESTER HILLS, MI 48309                                    FAX  (248) 853-7140

                                                 Reference Number:  1226MF061900

                          GENERAL TERMS AND CONDITIONS

SECTION 1. DEFINITIONS
     (a) AGREEMENT. This agreement consists of these Terms and Conditions and License Agreement attached hereto. These Terms and Conditions are general terms and conditions for the licensing of Licensor's (SER MacroSoft) proprietary computer software products. More than one License Agreement may incorporate these Terms and Conditions by reference. Each License Agreement, taken together with these Terms and Conditions, shall constitute a separate Agreement and shall be considered independent of any other agreements between the parties which incorporate these Terms and Conditions.
     (b) PRODUCT. The term "Product" means one or more of Licensor's (SER Macrosoft's) proprietary computer software programs identified in the License Agreement, all related materials, documentation and information received by Licensee from Licensor and the published specifications of the Product. The License Agreement may identify more than one Product or more than one copy of any Product.

SECTION 2.  LICENSE
     (a) GRANT OF LICENSE. Licensor hereby grants to Licensee and Licensee hereby accepts from Licensor a non-exclusive, nontransferable license to use the Product in accordance with this Agreement during the term specified in Section
3. Licensee acknowledges and agrees that the Product is the proprietary information and trade secret of the Licensor and that this Agreement grants Licensee no title or rights of ownership in the Product.
     (b) RESTRICTIONS ON USE. Licensee is authorized to use the Product only for Licensee's internal purposes and only on one network at a time (including Internet access to the same network) at the sites specified in the License Agreement. Licensee agrees that it will not use or permit the Product to be used in any manner, whether directly or indirectly, that would enable Licensee's customers or any other person or entity to use the Product on more than one network at a time.
     (c) DOCUMENTATION. Licensor shall provide Licensee with the Product in a machine readable form and the User Guide for the Product.
     (d) PROPRIETARY MARKINGS. Licensee agrees not to remove or destroy any proprietary markings or confidential legends placed upon or contained within the Product or any related materials or documentation.

SECTION 3.  TERM
     The license granted under this Agreement shall commence upon the delivery of the Product to Licensee and shall continue for the license term specified on the License Agreement hereof unless sooner terminated in accordance with the provisions of this Agreement.

SECTION 4. MAINTENANCE AND SUPPORT
     (a) MAINTENANCE AND SUPPORT SERVICES. Subject to the terms, conditions and charges set forth in this Section, Licensor will provide Licensee with maintenance and support services for the Product as follows: (i) Licensor will provide such assistance as is necessary to cause the Product to perform in accordance with its current published specifications; (ii) Licensor will provide such improvements, enhancements, extensions and other changes to the Product developed by Licensor as are determined by Licensor to be suitable to the uses made of the Product by Licensee ("Improvements"); and (iii) Licensor will provide updates to the Product if and as required to cause it to operate under new versions or releases of the operating system(s) specified in the Products current published specifications so long as such updates are technically practical.
     (b) MAINTENANCE AND SUPPORT CHARGES FOR SUBSEQUENT YEARS. Licensor will continue to provide Licensee with maintenance and support services as described in subsection (a) above, provided Licensee pays Licensor in advance the annual maintenance and support charges then in effect.
     (c) RENEWAL. For each such subsequent year, Licensor's obligation to provide maintenance and support services and Licensee's obligation to pay maintenance and support charges then in effect shall be automatically renewed, unless either Licensor or Licensee has given the other at least 30 days prior written notice canceling Licensor's maintenance and support. If there is an increase in annual maintenance and support charges over the preceding year, Licensee may also prevent such automatic renewal by giving Licensor written notice of cancellation within 15 days of receipt of Licensor's invoice showing such increase.
     (d) LIMITATIONS ON LICENSOR'S OBLIGATIONS. Licensee understands and agrees that Licensor may develop and market new or different computer programs, which use part or all of the Product and which performs all or part of the functions, performed by the Product. Nothing contained in this Agreement gives Licensee any rights with respect to such new or different computer programs. Any failure by Licensor to provide ongoing annual maintenance and support shall not constitute grounds for terminating this Agreement but shall be only a basis for terminating the party's future obligations with respect to maintenance and support.

SECTION 5. WARRANTY
     (a) Unless stated otherwise in the License Agreement, Licensor hereby warrants that the Product, as delivered by

Licensor, if properly installed, is capable of operating in substantial conformance with the Product's current published specifications.

     EXCEPT AS SPECIFICALLY PROVIDED IN THIS SECTION, LICENSOR MAKES NO WARRANTIES EITHER EXPRESS OR IMPLIED AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, THE CONDITION OF THE PRODUCT, ITS MERCHANTABILITY, OR ITS FITNESS FOR ANY PARTICULAR PURPOSE.
(b) MILLENIUM COMPLIANCE. Licensor warrants that the (1) Product's to be provided under this Agreement are Year 2000 Compliant, that (2) the Product's provided under this Agreement will not be adversely affected by Year 2000 Compliance and that (3) Licensor has taken all good faith and necessary steps to insure that it is in compliance with the foregoing warranties. "Year 2000 Compliance" means that the Product will be able to (i) consistently accept date input, provide date output and perform calculations on dates before, during, and after January 1, 2000; (ii) the Product will operate accurately and without interruption before, during and after January 1, 2000 without any change in operations associated with the advent of the new century; (iii) the Product will respond to two digit date input in a way that resolves any ambiguity as to century in a disclosed, defined and predetermined manner; (iv) and the Product will be capable of storing and providing output of date information in ways that are unambiguous as to century.

SECTION 6.  TRADE SECRET, PATENT AND COPYRIGHT INDEMNIFICATION
     Licensor agrees to pay Licensee all damages awarded by a court of competent jurisdiction against Licensor for infringement of any existing United States patent or copyright and for misuse of any existing trade secret asserted against Licensee by virtue of Licensee's use of the Product as delivered and maintained by Licensor, provided Licensor is given prompt written notice of the particulars of any such claim and the right to control and direct the investigation, preparation and defense and settlement of each such claim and further provided that Licensee shall fully cooperate with Licensor in connection with the foregoing and provide Licensor with all information and documentation within its possession. Should the Product as delivered by Licensor become or in Licensor's opinion, be likely to become, the subject or a claim of infringement of a patent or copyright, Licensor may at its option and expense either (a) procure for Licensee the right to continue to use the Product as contemplated hereunder, or
(b) replace or modify the Product and/or modify its use to make its use hereunder non-infringing. If neither option is reasonably available to Licensor, then this Agreement may be terminated at the option of either party hereto without further obligation or liability except as provided in Sections 8, 9, and 10 (c) hereof. Licensor shall have no liability for any claim of infringement of any patent or copyright or misuse of trade secret based on Licensee's use or combination of the Product with products not supplied by Licensor as part of the Product.

SECTION 7. LIMITATION OF LIABILITY AND UPON TIME TO SUE
     (a) MODIFICATION OF PRODUCT BY LICENSEE. Any modification of the
Product by Licensee or any failure by Licensee to implement any improvements or Updates to the Product as supplied by Licensor shall void Licensor's maintenance and support obligations under Section 4, Licensor's warranty under Section 5 and Licensor's indemnity under Section 6 above, unless Licensee has obtained prior written authorization from Licensor permitting modification or failure to implement.
     (b) LIMITATIONS ON LICENSOR'S LIABILITY, EXCEPT AS PROVIDED IN SECTION
6 ABOVE.
 LICENSOR SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, SPECIAL, CONSEQUENTIAL OR ANY OTHER DAMAGES ARISING OUT OF LICENSEE'S USE OF THE PRODUCT OR THE MARKETING, DELIVERY, INSTALLATION, FURNISHING, MAINTAINENCE OR SUPPORT OF THE PRODUCT BY LICENSOR. SOME STATES DO NOT ALLOW THE EXCLUSION OR LIMITATION OF INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO ABOVE LIMITATION MAY NOT APPLY TO YOU. If for any reason any of the foregoing limitations of liability is voided or is not effective, or if any remedy hereunder fails of its essential purpose, Licensee agrees that (except as provided in Section 6 above) Licensor's liability for damages, if any, shall not exceed the charges paid to Licensor by Licensee for use of the Product under this Agreement. No action, regardless of form, arising out of any of the transactions under this Agreement may be brought by Licensee more than one year after such action occurred.

SECTION 8. PAYMENT; TAXES
     (a) PAYMENT. Licensor will invoice Licensee for the amount due on delivery of the Product as specified in the License Agreement. Subsequent charges will be invoiced at the beginning of the period to which they apply. All other payments shall be due and payable within 30 days after Licensee's receipt of an invoice from Licensor. Licensee's obligation to pay all accrued charges shall survive the expiration or termination of this Agreement.
     (b) TAXES. In addition to all charges specified in this Agreement, Licensee shall pay or reimburse Licensor for all federal, state, local or other taxes not based on Licensor's net income or net worth, including, but not limited to, sales, use, privilege and property taxes, or amounts levied in lieu thereof, based on charges payable under this Agreement or based on the Product, its use or any services performed hereunder, whether such taxes are not or hereafter imposed under the authority of any federal, state, local or other taxing jurisdiction.

SECTION 9. CONFIDENTIALITY; NONDISCLOSURE
     Licensee hereby agrees that (a) the Product received by Licensee from Licensor under this Agreement, whether received orally, in writing, or in any other medium, is and shall be treated as the confidential property or Licensor:
(b) Licensee shall exercise at least the same degree of care to safeguard the confidentiality of the Product as Licensee would exercise to safeguard Licensee's confidential property, provided said safeguard is reasonable according to industry standards: and (c) neither the Product nor any part thereof received by Licensee from Licensor under this Agreement shall be duplicated (except for normal security backup purposes) or in any way disclosed to others, in whole or in part without the prior written permission of Licensor. Such prohibition on disclosure shall not apply to disclosures by Licensee to its employees provided such disclosures are reasonably necessary to Licensee's use of the Product, and provided further that Licensee shall take all reasonable steps to ensure that the Product is not duplicated or disclosed by such employees in contravention of this Agreement. It is expressly understood and agreed that the obligations of this Section shall survive the expiration or termination of the Agreement or any provision thereof.

SECTION 10. TERMINATION
     (a) BASIS FOR TERMINATION BY LICENSOR. Licensor shall have the right to terminate this Agreement without further obligation or liability to Licensee if
(i) Licensee is delinquent in making payments of any sum due under this Agreement, with the exception of maintenance and support fees covered in Section 4 herein, and continues to be delinquent for a period of thirty (30) days after the last day on which such payment is due, (ii) Licensee commits any other breach of this Agreement and fails to remedy such breach within thirty (30) days after written notice by Licensor of such breach.
     (b) BASIS FOR TERMINATION BY LICENSEE. Licensee shall have the right, without further obligation or liability to Licensor (except as specified in Section 4, 8, 9, and 10(c) hereof) to terminate this Agreement; (i) if Licensor commits any breach of this Agreement and fails to remedy such breach within thirty (30) days after written notice by Licensee of such breach.
     (c) DISPOSITION OF PRODUCT ON TERMINATION. Upon the termination of this Agreement for any reason, the license and all other rights granted to Licensee hereunder shall immediately cease, and Licensee shall immediately; (i) return the Product to Licensor together with all reproductions and modifications of the Product and all copies of any documentation, notes and other materials respecting the Product; (ii) purge all copies of the Product or any portion thereof from all CPU's and from any computer storage device or medium on which Licensee has placed the Product; and (iii) give Licensor a written certification that Licensee has complied with all of its obligations under this Section. Licensor's cancellation of this Agreement and/or repossession of the Product shall be without prejudice to any other remedies that Licensor may lawfully have.

SECTION 11. GENERAL
     (a) WAIVER, AMENDMENT OR MODIFICATION. The waiver, amendment or modification of any provision of this Agreement or any right, power or remedy hereunder shall not be effective unless made in writing and signed by the party against whom enforcement of such waiver, amendment or modification is sought. The terms of this Agreement shall not be amended or changed by the terms of any purchase order or acknowledgment even though Licensor may have accepted or signed such documents. No failure or delay by either party in exercising any right, power or remedy with respect to any of its rights hereunder shall operate as a waiver thereof or as to any future breach.
     (b) NOTICE. Any notice or communication required or permitted hereunder shall be given in writing to the other party at the address stated in the License Agreement, or at such other address as shall be given by either party to the other in writing. Such notice shall be deemed to have been given or made when delivered personally or when received as evidenced by a return receipt, properly addressed and postage prepaid, certified with return receipt, in the United States mail.
     (c) ENTIRE AGREEMENT. This agreement constitutes the entire agreement between the parties in connection with the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties, and there are not warranties, representations and/or agreements between the parties in connection with the subject matter hereof except as specifically set forth or referred to herein.
     (d) SUCCESSORS AND ASSIGNS. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto, and their successors and assigns and legal representatives, except that Licensee may not assign this Agreement nor any right granted hereunder, in whole or in part, without Licensor's prior written consent.
     (e) GOVERNING LAW; SERVICEABILITY. The validity, construction and performance of this Agreement and the legal relations among the parties to this Agreement shall be governed by and construed in accordance with the laws of the State of Michigan. If any provision of this Agreement or the applications of any such provision shall be held by a tribunal of competent jurisdiction to be contrary to law, the remaining provision of this Agreement shall continue in full force and effect.
         (f) COMPLIANCE WITH THE LAW. Licensee agrees that it will comply with all federal, state and local laws and regulations governing the use of the Product.

Agreed:    PINNACLE FINANCIAL PARTNERS


Signature: _______________________________________


Position:  _______________________________________


Date:      _______________________________________

[GRAPHIC OMITTED]

2523 PRODUCT COURT                                                (248) 853-5353
ROCHESTER HILLS, MI 48309                                    FAX  (248) 853-7140

SALESPERSON:  DAN SMITH                                     DATE:  JUNE 19, 2000

                                LICENSE AGREEMENT

This License Agreement between SER MacroSoft, Inc. (Licensor), a Delaware Corporation and the Licensee identified below consists of this License Agreement, Attachments A and B to License Agreement, and Licensor's General Terms and Conditions Reference Number: 1226MF0619, which are incorporated by this reference.

In accordance with the provisions of this Agreement, Licensor will provide Licensee with the Products listed below, as specified in Licensor's current Product Documentation, for use by Licensee only in its computing facilities at the following site(s): PINNACLE FINANCIAL PARTNERS, 3401 WEST END AVE.
SUITE 306, NASHVILLE, TN 37203.

TERM OF LICENSE:  Perpetual

SOFTWARE LICENSED AND LICENSE FEES:



   QTY    PRODUCT NUMBER           SOFTWARE DESCRIPTION                        LICENSE FEE       TOTAL         ANNUAL
                                                                                                             MAINTENANCE
-------------------------------------------------------------------------------------------------------------------------
    1        SYN-D003    Synergy 2000 Document Manager- SA  (This is an         $13,000.00      $13,000.00     $1,950.00
                         entry level system which does not support more than
                         10 concurrent users)
    2        SYN-D002    Synergy 2000 Document Manager- Client Access             3,000.00        3,000.00        900.00
                         License for (10) concurrent users
    1        SYN-D032    Synergy 2000/ Smart Indexes                              2,490.00        2,490.00        375.00
    1        SYN-D041    Synergy 2000/ DSIS-25 Scanner Interface LIST               495.00          495.00        225.00
                         $1,495.00
    1        SYN-R003    Synergy 2000 Report Manager-SA includes Reports         13,000.00       13,000.00      1,950.00
                         Squeeze and  Reports Log (This is an entry level
                         system which does not support more than 10
                         concurrent users)
    2        SYN-R002    Synergy 2000 Reports Manager-Client Access License       3,000.00        3,000.00        900.00
                         for (10) concurrent users
    1        SYN-C003    Synergy 2000 Check Manager-SA (This is an entry         10,000.00       10,000.00      1,500.00
                         level system which does not support more than 10
                         concurrent users)
    2        SYN-C002    Synergy 2000 Check Manager-Client Access License         3,000.00        3,000.00        900.00
                         for (10) concurrent users
    1        SYN-C020    Check Manager Autofile                                   2,000.00        2,000.00        300.00
    1        SYN-C010    Check Manager Statement Print LIST $24,000.00           17,500.00       17,500.00      3,600.00
-------------------------------------------------------------------------------------------------------------------------
                                                                         TOTAL LICENSE FEE     $ 67,485.00
                           SYSTEM PREPARATION, INSTALLATION AND TRAINING (14 DAYS ON SITE)     $ 14,000.00
                                                                       CONSULTING SERVICES     $ 10,000.00
                                                                                     TOTAL     $ 91,485.00

ANNUAL MAINTENANCE AND SUPPORT SERVICES:

The first ninety days of Maintenance and Support Services are included in the License Fees.                   $12,600.00
First payment due ninety days after installation and annually thereafter.



LICENSE FEE PAYMENT SCHEDULE:
          1.  10% of Total Upon Placement of the Order                                            $  9,148.50
          2.  10% of Total Upon Preliminary OCC Approval                                          $  9,148.50
          or August 21, 2000, whichever occurs first.
          3.  40% of Total Due August 21,2000                                                     $ 36,594.00
          4.  40% Upon Installation                                                               $ 36,594.00
          Total License Fee                                                                       $ 91,485.00

ADDITIONAL TERMS AND CONDITIONS

1. Upon written customer acceptance of Program Products herein, Licensor agrees to place source code for said program products on deposit with an acceptable escrow agent. The Licensee shall have access to the source code if Licensor or its successor should cease to market and support the licensed program products. The Licensee's usage of the source code shall be limited solely to the support of their usage of the program product.

2. Transportation, meal and lodging expenses for installation/training personnel are additional and will be billed separately. If additional support days are required, they will be billed at the rate of $1,000.00 per day plus per diem expenses.


LICENSEE:       PINNACLE FINANCIAL PARTNERS                       LICENSOR:             SER MACROSOFT, INC.
                3401 WEST END AVE. SUITE 306                                            2523 PRODUCT COURT
                NASHVILLE, TN  37203                                                    ROCHESTER HILLS, MI 48309

                ----------------------------------                              ----------------------------------
                               Signature                                                         Signature

                ----------------------------------                              ----------------------------------
                               Name                                                              Name

                ----------------------------------                              ----------------------------------
                               Position                                                          Position

                Date: _________________________                                 Date: _________________________

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